                              SCHEDULE 14A INFORMATION

                     PROXY STATEMENT PURSUANT TO SECTION 14(a)
                       OF THE SECURITIES EXCHANGE ACT OF 1934

                              [AMENDMENT NO.........]

Filed by the Registrant  /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:
/ /  Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/ /  Definitive Proxy Statement
/ /  Definitive Additional Materials
/X/  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                               PUROFLOW INCORPORATED
--------------------------------------------------------------------------------
                  (Name of Registrant as Specified In Its Charter)

                               PUROFLOW INCORPORATED
                               REUBEN M. SIWEK, ESQ.
                                 MICHAEL H. FIGOFF
                                  ROBERT A. SMITH
                               DR. TRACY KENT PUGMIRE
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     1)   Title of each class of securities to which transaction applies:

      --------------------------------------------------------------------------
     2)   Aggregate number of securities to which transaction applies:

      --------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      --------------------------------------------------------------------------
     4)   Proposed maximum aggregate value of transaction:

      --------------------------------------------------------------------------
     5)   Total fee paid:

      --------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1)   Amount Previously Paid:
                                  ---------------------------------------------


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     2)   Form, Schedule or Registration Statement No.:
                                                       ------------------------

     3)   Filing Party:
                       --------------------------------------------------------

     4)   Date Filed:
                     ----------------------------------------------------------


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                               PUROFLOW INCORPORATED
                                16559 SATICOY STREET
                            VAN NUYS, CALIFORNIA  91406


                                                  August 4, 1999



VIA FACSIMILE AND CERTIFIED
MAIL, RETURN RECEIPT REQUESTED

Steel Partners, L.L.C.
150 East 52nd Street
21st Floor
New York, New York 10022

Attn:  Warren G. Lichtenstein

     Re:  Puroflow Incorporated
          ---------------------

Gentlemen:

     In an effort to resolve the issues and expenses of a proxy contest, we want to give you the opportunity to consider a modified offer with respect to a settlement of our proxy contest. Though modified in certain respects, this offer is substantially similar to the offer you previously rejected. We request that you consider accepting our modified offer so that we may work together to determine what is in the best interests of Puroflow and all its stockholders. The terms of our modified offer are as follows:

     1. Steel Partners receives three seats on an expanded seven member Board of Directors;

     2. Steel Partners agrees not to seek, directly or indirectly, to gain control of Puroflow through a proxy contest or otherwise, for a period of 18 months beginning on the date all parties enter into a formal settlement agreement concerning all of the terms of this offer;

     3. All litigation between us and the other plaintiffs and defendants is to be terminated, with appropriate releases of all parties; and

     4. Puroflow reimburses Steel Partners for documented expenses up to $50,000 (the amount which you have indicated you have spent to date).

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     Even though you rejected our prior offer, we will keep this modified offer open for you to accept until 5:00 p.m., Eastern time, Wednesday, August 11, 1999. We urge you to accept our modified offer by that date so that the interests of all stockholders can be protected. If you would like to discuss our offer, please feel free to contact Daniel Burch of our proxy solicitor, MacKenzie Partners, at (212) 929-5500.

                                   Very truly yours,

                                   /s/ Reuben M. Siwek

                                   Reuben M. Siwek
                                   Chairman of the Board of Directors